Intangible Assets	12 Months Ended
Dec. 31, 2020
Intangible Assets [Abstract]
Intangible Assets

6. INTANGIBLE ASSETS

Intangible assets consisted of the following at December 31, 2020 and 2019 (in thousands):

	2020	2019

Patents and copyrights	$14,948	$16,612
Less accumulated amortization	(12,778)	(13,734)
	$2,170	$2,878

Amortization expense for each of the years ended December 31, 2020 and 2019 was approximately $0.4 million and $0.6 million, respectively.  For the years ended December 31, 2020 and 2019, we recorded losses on the disposal of intangible assets of approximately $0.3 million and $0.4 million, respectively.

Future estimated amortization expense for intangible assets that have remaining unamortized amounts as of December 31, 2020 is as follows (in thousands):

2021	$358
2022	321
2023	283
2024	270
2025	231
2026 and thereafter	707
Total	$2,170